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                                                                  Exhibit 23.9

                       Consent of Independent Accountants


We hereby consent to the incorporation by reference in this Registration Statement on Form S-1 of our report dated April 6, 1999, except as to Note 2, which is as of September 15, 1999, relating to the financial statements of Universal Access, Inc., which appears in the Registration Statement on Form S-1 (No. 333-91447) of Internet Capital Group, Inc.



PricewaterhouseCoopers LLP
Chicago, Illinois
December 14, 1999